LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




	Know all by these present that each of the undersigned hereby makes,

constitutes and appoints James J. Connors, II, Howard A. Matlin and
Rosanna
T. Leone, and each of them, with full power of substitution and resubstitution, as such undersigned's true and lawful attorneys-in-fact,

with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	executed
and
deliver for and on behalf of the undersigned (i) any and all Forms 3, 4 and
5 relating to Endo Pharmaceuticals Holdings Inc., a Delaware corporation
(the "Company") and required to be filed in accordance with
Section 16(a)
of the Securities Exchange Act of 1934, as amended (the
"Exchange Act") and
the rules thereunder and (ii) any and all schedules relating to the company required to be filed in accordance with Section
13(d) of the Exchange Act
and the rules thereunder (together, the "Forms and Schedules"), in the undersigned's capacity as a director and/or controlling person of the
Company and/or as an officer or general partner of Kelso Partners V, L.P., and/or Kelso Equity Partners V, L.P., and in and all other capacities pursuant to which such Forms and Schedules may be required to be filed by the undersigned;

(2)	do and perform any
and all acts and on behalf of
the undersigned which may be necessary or desirable to complete and execute any such Forms and timely file such Forms and Schedules with the United
States Securities and Exchange
Commission and any stock exchange or similar authority; and


(3)	take any other action of any type whatsoever in
connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned acknowledges that:



(1)	this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;


(2)	any documents prepared and/or executed by such
attorney-in-fact on
behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;


(3)	neither the Company nor such
attorney-in-fact assumes (i) any
liability for the undersigned's
responsibility to comply with the
requirement of the Exchange Act, (ii)
any liability of the undersigned for
any failure to comply with such
requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(4)	this Power of Attorney does not relieve the
undersigned from
responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

	The
undersigned hereby
gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for an on behalf of he undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

	This
Power of Attorney shall
remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.



IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of November, 2005.

KELSO
INVESTMENT
ASSOCIATES V, L.P.
By:	Kelso Partners V, L.P., its General
Partner

By:  /s/ Michael B. Goldberg


KELSO EQUITY PARTNERS
V,
L.P.
By:  /s/ Michael B. Goldberg


KELSO PARTNERS V,

L.P.
By:  /s/ Michael B. Goldberg


/s/ Philip E.
Berney

Philip E. Berney

/s/ Frank K. Bynum, Jr.
Frank K.
Bynum, Jr.


/s/ James J. Connors, II
James J. Connors


/s/ Michael B. Goldberg

Michael B. Goldberg

/s/ Frank J.
Loverro
Frank J. Loverro


/s/ George E. Matelich
George E.
Matelich

/s/ Frank T. Nickell

Frank T. Nickell

/s/
Joseph S. Schuchert
Joseph S. Schuchert


/s/ David I. Wahrhaftig

David I. Wahrhaftig

/s/ Thomas R. Wall,
IV
Thomas R. Wall,
IV




STATE OF NEW YORK

COUNTY
OF NEW
YORK


	On this 8th day of November, 2005, the individuals set forth on the attached Schedule A personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


						  /s/ Janet E.
Bickelhaupt

				Notary Public

						  Janet E.
Bickelhaupt
						  Notary
Public, State of New York
						  No.
31-4953453
				Qualified in New
York County
				My Commission
Expires: 	1/10/07



Schedule A


Michael B.
Goldberg, as the General Partner of Kelso Partners V, L.P.
and Kelso
Equity Partners V, L.P.

Philip E. Berney

Frank K.
Bynum,
Jr.

James J. Connors, II

Michael B. Goldberg

George

E. Matelich

Frank J. Loverro

Frank T. Nickell

Joseph
S.
Schuchert

David I. Wahrhaftig

Thomas R. Wall, IV